Exhibit 24.1

2018 SOUTHERN CALIFORNIA EDISON COMPANY
10-K, 10-Q, AND 8-K POWER OF ATTORNEY

The undersigned, SOUTHERN CALIFORNIA EDISON COMPANY, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, RUSSELL C. SWARTZ, WILLIAM M. PETMECKY III, BARBARA E. MATHEWS, DANIEL S. WOOD, AARON MOSS, GEORGE T. TABATA, ALEXANDRO HERRERA, MICHAEL A. HENRY, KATHLEEN BRENNAN DE JESUS, RUSHIKA DE SILVA, and DARLA F. FORTE, or any of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2017, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2018, any Current Reports on Form 8-K from time to time during 2018 from the date hereof through December 31, 2018, or in the event this Board of Directors does not hold a regular meeting in December 2018, through the last day of the month in which this Board holds the next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the Securities and Exchange Commission, under the Securities Exchange Act of 1934 as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

Executed at Rosemead, California, as of this 7th day of December, 2017.

SOUTHERN CALIFORNIA EDISON COMPANY

By:    /s/ Kevin M.Payne
Kevin M. Payne
Chief Executive Officer

Attest:

/s/ Barbara E. Mathews
Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer, and Corporate Secretary

2018 Southern California Edison Company
10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/s/ Kevin M. Payne

Kevin M. Payne	Chief Executive Officer and Director

Principal Financial Officer:

/s/ William M. Petmecky III
William M. Petmecky III                Senior Vice President and Chief Financial Officer

Controller and Principal Accounting Officer:

/s/ Aaron Moss
Aaron Moss                Vice President and Controller

Additional Directors:

/s/ Michael C. Camuñez	Director	/s/ Linda G. Stuntz	Director
Michael C. Camuñez	Director	Linda G. Stuntz	Director
/s/ Vanessa C.L. Chang	Director	/s/ William P. Sullivan	Director
Vanessa C.L. Chang	Director	William P. Sullivan	Director
/s/ Louis Hernandez, Jr.	Director	/s/ Ellen O. Tauscher	Director
Louis Hernandez, Jr.	Director	Ellen O. Tauscher	Director
/s/ James T. Morris	Director	/s/ Peter J. Taylor	Director
James T. Morris	Director	Peter J. Taylor	Director
/s/ Timothy T. O’Toole	Director	/s/ Brett White	Director
Timothy T. O’Toole	Director	Brett White
/s/ Pedro J. Pizarro	Director
Pedro J. Pizarro

2018 EDISON INTERNATIONAL
10-K, 10-Q, AND 8-K POWER OF ATTORNEY

The undersigned, EDISON INTERNATIONAL, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint, ADAM S. UMANOFF, MARIA RIGATTI, AARON MOSS, BARBARA E. MATHEWS, ROBERT C. BOADA, GEORGE T. TABATA, MICHAEL A. HENRY, KATHLEEN BRENNAN DE JESUS, RUSHIKA DE SILVA, and DARLA F. FORTE, or any of them, to act as attorney‑in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 2017, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 2018, any Current Reports on Form 8-K from time to time during 2018 from the date hereof through December 31, 2018, or in the event this Board of Directors does not hold a regular meeting in December 2018, through the last day of the month in which this Board holds the next succeeding regular meeting, and any and all supplements and amendments thereto, to be filed by Edison International with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, as amended, (the “Act”), for the purpose of complying with Sections 13 or 15(d) of the Act, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys‑in-fact.

Executed at Rosemead, California, as of this 7th day of December, 2017.

EDISON INTERNATIONAL

By:    /s/ Pedro J. Pizarro
Pedro J. Pizarro
President and
Chief Executive Officer

Attest:

/s/ Barbara E. Mathews
Barbara E. Mathews
Vice President, Associate General Counsel,
Chief Governance Officer and Corporate Secretary

2017 Edison International
10-K, 10-Q, and 8-K Power of Attorney

Principal Executive Officer:

/s/ Pedro J. Pizarro

Pedro J. Pizarro	President, Chief Executive Officer, and Director

Principal Financial Officer:

/s/ Maria Rigatti

Maria Rigatti	Executive Vice President and Chief Financial Officer

Controller and Principal Accounting Officer:

/s/ Aaron Moss
Aaron Moss                        Vice President and Controller

Additional Directors:

/s/ Michael C. Camuñez	Director	/s/ Linda G. Stuntz	Director
Michael C. Camuñez		Linda G. Stuntz
/s/ Vanessa C.L. Chang	Director	/s/ William P. Sullivan	Director
Vanessa C.L. Chang		William P. Sullivan
/s/ Louis Hernandez, Jr.	Director	/s/ Ellen O. Tauscher	Director
Louis Hernandez, Jr.		Ellen O. Tauscher
/s/ James T. Morris	Director	/s/ Peter J. Taylor	Director
James T. Morris		Peter J. Taylor
/s/ Timothy T. O’Toole	Director	/s/ Brett White	Director
Timothy T. O’Toole		Brett White